SUMMARY PROSPECTUS
PRIGX
March 1, 2016

T. Rowe Price Institutional Global Value Equity Fund

A fund seeking long-term capital appreciation through investments in stocks of companies throughout the world, including the U.S, and a value approach to stock selection. The fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2016, and Statement of Additional Information, dated March 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%

Other expenses	3.03%

Total annual fund operating expenses	3.68%

Fee waiver/expense reimbursement	(2.93)%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.75%[a]

a T. Rowe Price Associates, Inc. has agreed (through February 28, 2018) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.75%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$559	$1,380	$3,530

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund

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shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 99.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by companies throughout the world. The percentage of assets allocated to investments outside the U.S. will vary according to the portfolio manager’s outlook. However, under normal conditions, at least 40% of the fund’s net assets will be invested in companies outside the U.S. (and at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable). The fund invests in companies across a broad range of industries in the U.S. and developed markets and, to a lesser extent, emerging markets. Although the fund may invest in companies of any size, investments will generally be made in stocks of large- and mid-cap companies.

While the adviser invests with an awareness of the global economic landscape and the outlook for certain industries and countries, stock selection is driven mainly by fundamental research that seeks to identify companies that are undervalued but have the potential for improving earnings over time. The fund’s value approach to investing relies on a global research team that searches for companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation or dividend growth.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

• low valuation on various earnings, book value, sales, and cash flow metrics, in absolute terms and/or relative to the company’s peers or its own historical norm;

• low valuation relative to a company’s fundamentals;

• companies that may benefit from restructuring activity or other turnaround opportunities;

• a sound balance sheet and other positive financial characteristics; and

• above-average dividend yield and/or the potential to grow dividends.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s

Summary	3

investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market, or because of factors that affect a particular company or industry.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets.

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s value approach to investing could cause it to underperform when compared to other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Market capitalization risk The fund’s focus on large sized companies subjects the fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indications of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of other comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance

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information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

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Average Annual Total Returns
	Periods ended
	December 31, 2015
		Since inception
	1 Year	(07/26/12)
Institutional Global Value Equity Fund
Returns before taxes	-1.18%	13.94%
Returns after taxes on distributions	-3.15	11.08
Returns after taxes on distributions
and sale of fund shares	0.95	10.55
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	-0.32	12.03
Lipper Global Large-Cap Value Funds Average	-5.10	8.28	*

* Returns as of 7/31/12.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Sebastien Mallet	Chairman of Investment Advisory Committee	2012	2005

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8790 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E179-045 3/1/16